                                                                EXHIBIT (g)(xiv)

                                   SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                          Effective Date
----                                                          --------------

Schwab International Index Fund - Investor Shares             July 21, 1993

Schwab International Index Fund - Select Shares               April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares                 October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                   April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly                 September 25, 1995
known as Schwab Asset Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly               September 25, 1995
known as Schwab Asset Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio                     September 25, 1995
(formerly known as Schwab Asset
Director-Conservative Growth Fund)

Schwab S&P 500 Fund - e.Shares                                February 28, 1996

Schwab S&P 500 Fund - Investor Shares                         February 28, 1996

Schwab S&P 500 Fund - Select Shares                           April 30, 1997

Schwab Analytics Fund                                         May 21, 1996

Schwab MarketManager International Portfolio                  September 2, 1996
(formerly known as Schwab OneSource
Portfolios-International)

Schwab MarketManager Growth Portfolio                         October 13, 1996
(formerly known as Schwab OneSource
Portfolios-Growth Allocation)

Schwab MarketManager Balanced Portfolio                       October 13, 1996
(formerly known as Schwab OneSource
Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap Portfolio                      August 3, 1997
(formerly known as Schwab OneSource
Portfolios-Small Company)

Schwab Market Track All Equity Portfolio                      April 16, 1998
(formerly known as Schwab Asset
Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                             October 28, 1998

Institutional Select Large-Cap Value Index Fund               October 28, 1998

Institutional Select Small-Cap Value Index Fund               October 28, 1998

Schwab Total Stock Market Index Fund - Investor Shares        April 15, 1999

Schwab Total Stock Market Index Fund - Select Shares          April 15, 1999



                                    SCHWAB CAPITAL TRUST

                                    By:    /s/ William J. Klipp
                                    Name:  William J. Klipp
                                    Title: Executive Vice President
                                           and Chief Operating Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By:    /s/ Ron Carter
                                    Name:  Ron Carter
                                    Title: Senior Vice President

                                                                EXHIBIT (g)(xiv)

                                   SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

                                      FEES
      THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT
            AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

FUND                                            FEE
----                                            ---
Schwab International Index Fund -               Five one-hundredths of one percent
Investor Shares                                 (.05%) of the Fund's average daily
                                                net assets

Schwab International Index Fund -               Five one-hundredths of one percent
Select Shares                                   (.05%) of the Fund's average daily
                                                net assets

Schwab Small-Cap Index Fund -                   Five one-hundredths of one percent
Investor Shares                                 (.05%) of the Fund's average daily
                                                net assets

Schwab Small-Cap Index Fund-Select Shares       Five one-hundredths of one percent
                                                (.05%) of the Fund's average daily
                                                net assets

Schwab MarketTrack Growth Portfolio             Five one-hundredths of one percent
(formerly known as Schwab Asset                 (.05%) of the Fund's average daily
Director-High Growth Fund)                      net assets

Schwab MarketTrack Balanced Portfolio           Five one-hundredths of one percent
(formerly known as Schwab Asset                 (.05%) of the Fund's average daily
Director-Balanced Growth Fund)                  net assets

Schwab MarketTrack Conservative Portfolio       Five one-hundredths of one percent
(formerly known as Schwab Asset                 (.05%) of the Fund's average daily
Director-Conservative Growth Fund)              net assets

Schwab S&P 500 Fund-Investor Shares             Five one-hundredths of one percent
                                                (.05%) of the Fund's average daily
                                                net assets

Schwab S&P 500 Fund-e.Shares                    Five one-hundredths of one percent
                                                (.05%) of the Fund's average daily
                                                net assets

Schwab S&P 500 Fund-Select Shares               Five one-hundredths of one percent
                                                (.05%) of the Fund's average daily
                                                net assets

Schwab Analytics Fund                           Five one-hundredths of one percent
                                                (.05%) of the Fund's average daily
                                                net assets

Schwab MarketManager International Portfolio    Five one-hundredths of one percent
(formerly known as Schwab OneSource             (.05%) of the Fund's average daily
Portfolios-International)                       net assets

Schwab MarketManager Growth Portfolio           Five one-hundredths of one percent
(formerly known as Schwab OneSource             (.05%) of the Fund's average daily
Portfolios-Growth Allocation)                   net assets.

FUND                                            FEE
----                                            ---
Schwab MarketManager Balanced Portfolio         Five one-hundredths of one percent
(formerly known as Schwab OneSource             (.05%) of the Fund's average daily
Portfolios-Balanced Allocation)                 net assets.

Schwab MarketManager Small Cap Portfolio        Five one-hundredths of one percent
(formerly known as Schwab OneSource             (.05%) of the Fund's average daily
Portfolios-Small Company)                       net assets.

Schwab Market Track All Equity Portfolio        Five one-hundredths of one percent
(formerly known as Schwab Asset                 (.05%) of the Fund's average daily
Director-Aggressive Growth Fund)                net assets

Institutional Select S&P 500 Fund               Five one-hundredths of one percent
                                                (.05%) of the Fund's average daily
                                                net assets

Institutional Select Large-Cap Value            Five one-hundredths of one percent
Index Fund                                      (.05%) of the Fund's average daily
                                                net assets

Institutional Select Small-Cap Value            Five one-hundredths of one percent
Index Fund                                      (.05%) of the Fund's average daily
                                                net assets

Schwab Total Stock Market Index Fund -          Five one-hundredths of one percent
Investor Shares                                 (.05%) of the Fund's average daily
                                                net assets

Schwab Total Stock Market Index Fund -          Five one-hundredths of one percent
Select Shares                                   (.05%) of the Fund's average daily
                                                net assets


                                    SCHWAB CAPITAL TRUST

                                    By:    /s/ William J. Klipp
                                    Name:  William J. Klipp
                                    Title: Executive Vice President
                                           and Chief Operating Officer


                                    CHARLES SCHWAB & CO., INC.

                                    By:    /s/ Ron Carter
                                    Name:  Ron Carter
                                    Title: Senior Vice President